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Exhibit 10.43

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This Second Amendment to Amended and Restated Credit Agreement (herein, the "Amendment") is made as of December 20, 2002, by and among Morton Industrial Group, Inc., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement hereinafter identified and defined, and Harris Trust and Savings Bank, as Agent for the Lenders (in such capacity, the "Agent").

RECITALS

        A.    The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Amended and Restated Credit Agreement dated as of February 25, 2002, as amended, by and among the Borrower, the Guarantors, the Lenders, and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

        B.    The Borrower has requested that the Lenders make certain changes to the financial covenants and the Borrowing Base set forth in the Credit Agreement, and the Lenders are willing to agree to such changes, all on the terms and conditions herein set forth.

        C.    The Borrower has requested that the Lenders consent to the sale by Mid-Central Plastics, Inc. ("Mid-Central"), of all of its right, title and interest in and to its real property and associated improvements and certain personal property associated therewith located at 2360 Grand Avenue, West Des Moines, Iowa (the "Des Moines Facility Sale"), and the Lenders are willing to consent to such sale, all on the terms and conditions herein set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS.

        Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

        1.1.    The definition of "Borrowing Base" set forth in Section 5.1 of the Credit Agreement is hereby amended by deleting the amount "$1,000,000" following the reference to the Deere/Caterpillar Payables and replacing it with the amount "$2,000,000".

        1.2.    Section 8.6 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            Section 8.6.    Interest Coverage Ratio.    The Borrower will, as of the last day of each monthly accounting period of the Borrower ending on or about any date specified below, maintain an Interest Coverage Ratio as of such date of not less than:

PERIOD ENDING ON OR ABOUT	INTEREST COVERAGE RATIO SHALL NOT BE LESS THAN
November 30, 2002	0.75 to 1.0
December 31, 2002	0.68 to 1.0
January 31, 2003	0.68 to 1.0
February 28, 2003	0.90 to 1.0
March 31, 2003	0.90 to 1.0
April 30, 2003	0.95 to 1.0
May 31, 2003	1.0 to 1.0
June 30, 2003	1.05 to 1.0

        1.3.    Section 8.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            Section 8.7.    Cash Flow Leverage Ratio.    The Borrower shall not, at any time during any monthly accounting period of the Borrower ending on or about any date specified below, permit the Cash Flow Leverage Ratio at any time during such monthly accounting period to be greater than:

PERIOD ENDING ON OR ABOUT	CASH FLOW LEVERAGE RATIO SHALL NOT BE GREATER THAN
November 30, 2002	5.10 to 1.0
December 31, 2002	5.10 to 1.0
January 31, 2003	4.85 to 1.0
February 28, 2003	4.85 to 1.0
March 31, 2003	4.85 to 1.0
April 30, 2003	4.40 to 1.0
May 31, 2003	4.25 o 1.0
June 30, 2003	4.20 to 1.0

        1.4.    Section 8.8 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            Section 8.8.    EBITDA.    The Borrower will maintain EBITDA for the period specified below in an amount not less than the sum indicated to the right of such period below:

FROM AND INCLUDING	TO AND INCLUDING	EBITDA SHALL NOT BE LESS THAN:
January 1, 2002	November 30, 2002	$9,500,000
January 1, 2002	December 31, 2002	$9,900,000
February 1, 2002	January 31, 2003	$9,500,000
March 1, 2002	February 28, 2003	$10,155,000
April 1, 2002	March 31, 2003	$10,120,000
May 1, 2002	April 30, 2003	$10,520,000
June 1, 2002	May 31, 2003	$10,750,000
July 1, 2002	June 30, 2003	$10,900,000

        1.5.    Section 8.9 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            Section 8.9.    Fixed Charge Coverage Ratio.    The Borrower will not, as of the last day of each monthly accounting period of the Borrower ending on or about any date specified below, permit the Fixed Charge Coverage Ratio to be less than:

PERIOD ENDING ON OR ABOUT	FIXED CHARGE LEVERAGE RATIO SHALL NOT BE GREATER THAN
November 30, 2002	1.0 to 1.0
December 31, 2002	0.99 to 1.0
January 31, 2003	0.92 to 1.0
February 28, 2003	0.95 to 1.0
March 31, 2003	0.95 to 1.0
April 30, 2003	1.0 to 1.0
May 31, 2003	1.0 to 1.0
June 30, 2003	1.0 to 1.0

SECTION 2.    CONSENT.

        The Lenders hereby consent to the Des Moines Facility Sale, provided that it is a condition to the Lenders' consent hereunder that Mid-Central receive net cash proceeds of not less than $5,000,000 from such sale and that the net cash proceeds received by Mid-Central as a result of such sale are distributed by Mid-Central (with all monies to be paid to the Agent first distributed by Mid-Central to the Borrower and then paid by the Borrower to the Agent) as follows: (i) the first $2,300,000 of such net cash proceeds shall be paid to the Agent for the benefit of the Lenders and applied ratably to repay the outstanding Revolving Loans of the Lenders, with a corresponding permanent reduction in the Revolving Credit Commitment in the amount of such repayment, (ii) with respect to any such net cash proceeds exceeding $2,300,000 and up to and including $5,000,000, 50% of such net cash proceeds may be retained by Mid-Central or the Borrower and 50% of such net cash proceeds shall be paid to the Agent for the benefit of the Lenders and applied ratably to repay the outstanding Revolving Loans of the Lenders, without any corresponding reduction in the Revolving Credit Commitment in the amount of such repayment, but with a permanent reduction in the Other Asset Value in the amount of such repayment, (iii) with respect to any such net cash proceeds exceeding $5,000,000 and up to and including $5,500,000, 60% of such net cash proceeds may be retained by Mid-Central or the Borrower and 40% of such net cash proceeds shall be paid to the Agent for the benefit of the Lenders and applied ratably to repay the outstanding Revolving Loans of the Lenders, without any corresponding reduction in the Revolving Credit Commitment in the amount of such repayment, but with a permanent reduction in the Other Asset Value in the amount of such repayment, (iv) with respect to any such net cash proceeds exceeding $5,500,000 and up to and including $6,000,000, 70% of such net cash proceeds may be retained by Mid-Central or the Borrower and 30% of such net cash proceeds shall be paid to the Agent for the benefit of the Lenders and applied ratably to repay the outstanding Revolving Loans of the Lenders, without any corresponding reduction in the Revolving Credit Commitment in the amount of such repayment, but with a permanent reduction in the Other Asset Value in the amount of such repayment, (v) with respect to any such net cash proceeds exceeding $6,000,000 and up to and including $7,000,000, 80% of such net cash proceeds may be retained by Mid-Central or the Borrower and 20% of such net cash proceeds shall be paid to the Agent for the benefit of the Lenders and applied ratably to repay the outstanding Revolving Loans of the Lenders, without any corresponding reduction in the Revolving Credit Commitment in the amount of such repayment, but with a permanent reduction in the Other Asset Value in the amount of such repayment, and (vi) with respect to any such net cash proceeds exceeding $7,000,000, (1) 100% of such net cash proceeds shall be paid to the Agent for the benefit of the Lenders and applied ratably to repay the outstanding Revolving Loans of the Lenders, with a corresponding permanent reduction in the Revolving Credit Commitment and in the Other Asset Value in the amount of such prepayment until the Other Asset Value is reduced to $0, after which (2) all remaining cash proceeds shall be paid to the Agent for the benefit of the Lenders and applied ratably to prepay the outstanding Term Loans of the Lenders, with the amount of any such prepayments on the Term Loans to reduce the remaining scheduled amortization payments on the Term Loans in inverse order of maturity. After receiving the required payments described above, the Agent will calculate the revised Revolving Credit Commitment and Other Asset Value and advise the Lenders and the Borrower of the same. The Agent will deliver appropriate mortgage and UCC releases and other documents or instruments necessary to release its security interest in the property sold in the Des Moines Facility Sale at the time of closing of such sale pursuant to escrow arrangements satisfactory to the Agent.

SECTION 3.    CONDITIONS PRECEDENT.

        The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        3.1.    The Borrower, the Agent, and the Lenders shall have executed and delivered this Amendment, and the Guarantors shall have executed and delivered their consent to this Amendment in the space provided for that purpose below.

        3.2.    Legal matters incident to this Amendment shall be satisfactory to the Agent and the Lenders and their counsel.

        3.3.    The Borrower shall have paid all fees and expenses of counsel to the Agent with respect to the preparation of this Amendment as well as all prior fees and charges of counsel to the Agent incurred prior to the date hereof which remain outstanding and unpaid.

SECTION 4.    REPRESENTATIONS.

        In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.    RELEASE OF CLAIMS.

        TO INDUCE THE LENDERS AND THE AGENT TO ENTER INTO THIS AMENDMENT, THE BORROWER AND THE GUARANTORS HEREBY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE LENDERS, THE AGENT AND THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS, AND CAUSES OF ACTION OF ANY KIND (IF THERE ARE ANY), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THEY NOW HAVE OR EVER HAD AGAINST THE LENDERS, THE AGENT AND THE OTHER PARTIES IDENTIFIED ABOVE, OR ANY ONE OR MORE OF THEM INDIVIDUALLY, UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

SECTION 6.    MISCELLANEOUS.

        6.1.    The Borrower has heretofore executed and delivered to the Agent and the Lenders certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders thereunder, the obligations of the Borrower thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        6.2.    Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        6.3.    The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

        6.4.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

        [SIGNATURE PAGES TO FOLLOW]

        This Second Amendment to Amended and Restated Credit Agreement is entered into by the parties hereto as of the date and year first above written.

MORTON INDUSTRIAL GROUP, INC.
By
Name

Title

Accepted and agreed to.
HARRIS TRUST AND SAVINGS BANK
By
Name

Title

BRANCH BANKING & TRUST CO.
By
Name

Title

U.S. BANK NATIONAL ASSOCIATION f/k/a Firstar Bank, N.A.
By
Name

Title

LASALLE BANK NATIONAL ASSOCIATION
By
Name

Title

NATIONAL CITY BANK
By
Name

Title

GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT

        Each of the undersigned hereby acknowledges and agrees that it is a Guarantor under the terms of Section 11 of the Credit Agreement and, as such has executed and delivered certain Collateral Documents pursuant to the Credit Agreement. The undersigned hereby consent to the Second Amendment to Amended and Restated Credit Agreement as set forth above and agree to the terms thereof, including, without limitation, Section 5 thereof, and the undersigned hereby confirm that their guaranties and the Collateral Documents executed by them, and all of the obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge the Lenders are relying on this acknowledgement and consent in entering into the Second Amendment to Amended and Restated Credit Agreement with the Borrower.

MORTON METALCRAFT CO.
By
Name

Title

MORTON METALCRAFT CO. OF NORTH CAROLINA
By
Name

Title

MORTON METALCRAFT CO. OF SOUTH CAROLINA
By
Name

Title

MID CENTRAL PLASTICS, INC.
By
Name

Title

B&W METAL FABRICATORS, INC.
By
Name

Title

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  Exhibit 10.43